    As filed with the Securities and Exchange Commission on October 22, 1999
                                                    Registration No. 333-_______
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------
                                  VERITY, INC.
             (Exact name of registrant as specified in its charter)
                             ----------------------

        Delaware                                        77-0182779
 (State of Incorporation)                   (I.R.S. Employer Identification No.)

                             ----------------------
                                 894 Ross Drive
                           Sunnyvale, California 94089
                    (Address of principal executive offices)
                             ----------------------

                        1995 Employee Stock Purchase Plan
                             1995 Stock Option Plan
                    1995 Outside Directors Stock Option Plan
                       1996 Nonstatutory Stock Option Plan
              1997 Nonstatutory Stock Option Plan for Verity Canada
                            (Full title of the plans)

                               James E. Ticehurst
                  Vice President of Finance and Administration
                             and Assistant Secretary
                                  Verity, Inc.
                                 894 Ross Drive
                               Sunnyvale, CA 94089
                                 (408) 541-1500
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                             ----------------------
                                   Copies to:
                             Timothy J. Moore, Esq.
                               Cooley Godward LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                               Palo Alto, CA 94306
                             ----------------------

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================
                                                             PROPOSED MAXIMUM         PROPOSED MAXIMUM
   TITLE OF SECURITIES TO BE           AMOUNT TO BE         OFFERING PRICE PER       AGGREGATE OFFERING      AMOUNT OF REGISTRATION
           REGISTERED                   REGISTERED              SHARE (1)                PRICE (1)                    FEE
------------------------------------------------------------------------------------------------------------------------------------
Common Stock (par value $.001)                            (See Notes to
                                                          Calculation of
                                        4,700,000         Registration Fee)              $313,415,083               $ 87,130
====================================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The price per share and aggregate offering price are based upon (a) the weighted average exercise price, for shares subject to outstanding options granted by Verity, Inc. (the "Company") under (i) the 1996 Nonstatutory Stock Option Plan, and (ii) the 1995 Outside Directors Stock Option Plan, and
        (b) the average of the high and low prices of the Company's Common Stock as reported on the Nasdaq Stock Market for October 21, 1999, for shares reserved for future issuance pursuant to (i) the 1996 Nonstatutory Stock Option Plan, (ii) the 1997 Nonstatutory Stock Option Plan for Verity Canada, (iii) the 1995 Employee Stock Purchase Plan and (iv) the 1995 Stock Option Plan and (v) the 1995 Outside Directors' Stock Option Plan (pursuant to Rule 457 (c) under the Securities Act).

                    NOTES TO CALCULATION OF REGISTRATION FEE

The chart below details the calculations of the registration fee:

====================================================================================================================================
                                                     Number of Shares         Offering Price Per Share    Aggregate Offering Price
-------------------------------------------------- ------------------------- ---------------------------- --------------------------
Shares issuable pursuant to outstanding options
under the 1996 Nonstatutory Stock Option Plan             226,855                       $52.6268                     $11,938,652
-------------------------------------------------- ------------------------- ---------------------------- --------------------------
Shares reserved for future issuance pursuant to
the 1996 Nonstatutory Stock Option Plan                  2,123,145                      $67.625                     $143,577,681
-------------------------------------------------- ------------------------- ---------------------------- --------------------------
Shares reserved for future issuance pursuant to
the 1997 Nonstatutory Stock Option Plan for
Verity Canada                                             350,000                       $64.875                      $22,706,250
-------------------------------------------------- ------------------------- ---------------------------- --------------------------
Shares reserved for future issuance pursuant to
the 1995 Employee Stock Purchase Plan                     700,000                       $67.625                      $47,337,500
-------------------------------------------------- ------------------------- ---------------------------- --------------------------
Shares reserved for future issuance pursuant to
the 1995 Stock Option Plan                               1,000,000                      $67.625                      $67,625,000
-------------------------------------------------- ------------------------- ---------------------------- --------------------------
Shares issuable pursuant to outstanding options
under the 1995 Outside Directors Stock Option
Plan                                                      10,000                        $61.875                         $618,750
-------------------------------------------------- ------------------------- ---------------------------- --------------------------
Shares reserved for future issuance pursuant to
the 1995 Outside Directors Stock Option Plan              290,000                       $67.625                      $19,611,250
-------------------------------------------------- ------------------------- ---------------------------- --------------------------
Proposed Maximum Offering Price                                                                                     $313,415,083

-------------------------------------------------- ------------------------- ---------------------------- --------------------------
Registration Fee                                                                                                         $87,130
====================================================================================================================================

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-24753, REGISTRATION STATEMENT ON FORM S-8 NO. 333-26600, REGISTRATION STATEMENT ON FORM S-8 NO. 333-26869, REGISTRATION STATEMENT ON FORM S-8 NO. 333-36527,
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-43905,
              REGISTRATION STATEMENT ON FORM S-8 NO. 333-44877 AND
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-66913

        The contents of Registration Statement on Form S-8 No. 333-24753 filed with the Securities and Exchange Commission on April 8, 1997, Registration Statement on Form S-8 No. 333-26600 filed with the Securities and Exchange Commission on March 25, 1996, Registration Statement on Form S-8 No. 333-26869 filed with the Securities and Exchange Commission on May 12, 1997, Registration Statement on Form S-8 No. 333-36527 filed with the Securities and Exchange Commission on September 26, 1997, Registration Statement on Form S-8 No. 333-43905 filed with the Securities and Exchange Commission on January 8, 1998, Registration Statement on form S-8 No. 333-44877 filed with the Securities and Exchange Commission on January 23, 1998 and Registration Statement on Form S-8 No. 333-66913 filed with the Securities and Exchange Commission on November 6, 1998 is incorporated by reference herein.

                                    EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 5.1              Opinion of Cooley Godward LLP

23.1              Consent of Independent Accountants

23.2              Consent of Cooley Godward LLP is contained in Exhibit
                  5.1 to this Registration Statement

24.1              Power of Attorney is contained on the signature page.

99.1              1995 Employee Stock Purchase Plan

99.2              1995 Stock Option Plan

99.3              1995 Outside Directors Stock Option Plan

99.4              1996 Nonstatutory Stock Option Plan

99.5              1997 Nonstatutory Stock Option Plan for Verity Canada



                                       1.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on October 22, 1999.

                            VERITY, INC.

                            By  /s/ James E Ticehurst
                                    --------------------------------------------
                                    James E. Ticehurst
                                    Vice President of Finance and Administration
                                    and Assistant Secretary

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary J. Sbona and James E. Ticehurst, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                       2.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                      TITLE                              DATE
/s/  Gary J. Sbona                                  Chairman of the Board and Chief             October 22, 1999
---------------------------------------             Executive Officer (Principal Executive
          Gary J. Sbona                             Officer)



/s/  Anthony J. Bettencourt                         President and Director                      October 22, 1999
---------------------------------------
         Anthony J. Bettencourt


/s/  James E. Ticehurst                             Vice President of Finance and               October 22, 1999
---------------------------------------             Administration and Assistant Secretary
          James E. Ticehurst                        (Principal Financial Officer)



/s/  Todd J. Yamami                                 Corporate Controller (Principal             October 22, 1999
---------------------------------------             Accounting Officer)
          Todd J. Yamami


/s/  Steven M. Krausz                               Director                                    October 22, 1999
---------------------------------------
          Steven M. Krausz


/s/  Stephen A. MacDonald                           Director                                    October 22, 1999
---------------------------------------
          Stephen A. MacDonald


/s/  Charles P. Waite, Jr.                          Director                                    October 22, 1999
---------------------------------------
          Charles P. Waite, Jr.

                                       3.

                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER      DESCRIPTION
   -------     -----------

      5.1      Opinion of Cooley Godward LLP

     23.1      Consent of Independent Accountants

     23.2      Consent of Cooley Godward LLP is contained in
               Exhibit 5.1 to this Registration Statement

     24.1      Power of Attorney is contained on the signature page.

     99.1      1995 Employee Stock Purchase Plan

     99.2      1995 Stock Option Plan

     99.3      1995 Outside Directors Stock Option Plan

     99.4      1996 Nonstatutory Stock Option Plan

     99.5      1997 Nonstatutory Stock Option Plan for Verity Canada



                                       4.